UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report: September 26, 2005
                                         ------------------
                        (Date of earliest event reported)


                       FORD CREDIT AUTO OWNER TRUST 2005-C
               (Ford Credit Auto Receivables Two LLC - Originator)
               ---------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)


    333-89048-06                                          35-6739874
    ------------                                          ----------
(Commission File Number)                      (IRS Employer Identification No.)


                 One American Road, Dearborn, Michigan    48126
                 -------------------------------------    -----
               (Address of principal executive offices) (Zip Code)


         Registrant's telephone number, including area code 313-322-3000


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 140.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.
------------------------

     In connection with the issuance by Ford Credit Auto Owner Trust 2005-C (the "Trust") of Asset Backed Securities pursuant to the Prospectus and the Prospectus Supplement dated April 7, 2005 and September 22, 2005, respectively, filed with the Securities and Exchange Commission pursuant to its Rule 424(b)(2), Ford Credit Auto Receivables Two LLC ("FCARTLLC") is filing the exhibits listed below to this Current Report on Form 8-K which are incorporated by reference herein.


Item 9.01.  Financial Statements and Exhibits.
----------------------------------------------


                                    EXHIBITS
                                    --------

Designation                Description                   Method of Filing
-----------                -----------                   ----------------

Exhibit 4.1       Conformed copy of the Indenture     Filed with this Report.
                  dated as of September 1, 2005
                  between the Trust and The Bank of
                  New York (the "Indenture Trustee").

Exhibit 4.2       Conformed copy of the Amended and   Filed with this Report.
                  Restated Trust Agreement dated as
                  of September 1, 2005 between
                  FCARTLLC and Wachovia Bank of
                  Delaware, National Association as
                  Owner Trustee.

Exhibit 99.1      Conformed copy of the Sale and      Filed with this Report.
                  Servicing Agreement dated as of
                  September 1, 2005 among FCARTLLC,
                  Ford Motor Credit Company
                  ("Ford Credit") and the Trust.

Exhibit 99.2      Conformed copy of the               Filed with this Report.
                  Administration Agreement dated
                  as of September 1, 2005 among Ford
                  Credit, the Indenture Trustee
                  and the Trust.

Exhibit 99.3      Conformed copy of the Purchase      Filed with this Report.
                  Agreement dated as of
                  September 1, 2005 between
                  Ford Credit and FCARTLLC.

Exhibit 99.4      Appendix A - Defined Terms          Filed with this Report.





                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          Ford Credit Auto Receivables Two LLC
                                          ------------------------------------
                                                      (Registrant)


Date:  September 30, 2005            By: /s/ Joseph P. Topolski
                                             -------------------
                                             Joseph P. Topolski
                                             Assistant Secretary
                                             Ford Motor Credit Company,
                                              as Servicer

                                  EXHIBIT INDEX
                                  -------------



Designation                Description
-----------                -----------

Exhibit 4.1       Conformed copy of the Indenture
                  dated as of September 1, 2005
                  between the Trust and The Bank of
                  New York (the "Indenture Trustee").

Exhibit 4.2       Conformed copy of the Amended and
                  Restated Trust Agreement dated as
                  of September 1, 2005 between
                  FCARTLLC and Wachovia Bank of
                  Delaware, National Association as
                  Owner Trustee.

Exhibit 99.1      Conformed copy of the Sale and
                  Servicing Agreement dated as of
                  September 1, 2005 among FCARTLLC,
                  Ford Motor Credit Company
                  ("Ford Credit") and the Trust.

Exhibit 99.2      Conformed copy of the
                  Administration Agreement dated
                  as of September 1, 2005 among Ford
                  Credit, the Indenture Trustee
                  and the Trust.

Exhibit 99.3      Conformed copy of the Purchase
                  Agreement dated as of
                  September 1, 2005 between
                  Ford Credit and FCARTLLC.

Exhibit 99.4      Appendix A - Defined Terms


                                       -3-